CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our reports dated October 24, 2023, relating to the financial statements and financial highlights of FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March), FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June), FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – July), FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – August), FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September), FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (formerly known as FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December), and our reports dated October 25, 2023, relating to the financial statements and financial highlights of FT Vest U.S. Equity Moderate Buffer ETF – January (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – January), FT Vest U.S. Equity Moderate Buffer ETF – February (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – February), FT Vest U.S. Equity Moderate Buffer ETF – March (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – March), FT Vest U.S. Equity Moderate Buffer ETF – April (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – April), FT Vest U.S. Equity Moderate Buffer ETF – May (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – May), FT Vest U.S. Small Cap Moderate Buffer ETF – May (formerly known as FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – May), FT Vest U.S. Equity Moderate Buffer ETF – June (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – June), FT Vest U.S. Equity Moderate Buffer ETF – July (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – July), FT Vest U.S. Equity Moderate Buffer ETF – August (formerly known as FT Cboe Vest U.S. Equity Moderate Buffer ETF – August), and FT Vest U.S. Small Cap Moderate Buffer ETF – August (formerly known as FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – August), appearing in the Annual Reports on Form N-CSR for First Trust Exchange-Traded Fund VIII as of and for the year/period ended August 31, 2023, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Information for Investors in the European Economic Area (“EEA”) Only”, “Miscellaneous Information” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2023